Contact:
Jon Mills
Director, External Communications
317-658-4540
Jon.mills@cummins.com

October 9, 2018

For Immediate Release

Cummins Inc. Approves Share Repurchase Program;
Declares Quarterly Common Stock Dividend

COLUMBUS, IND. –  On October 9, The Board of Directors of Cummins Inc. (NYSE: CMI) authorized the Company to repurchase up to $2 billion in shares of common stock upon completion of its 2016 $1 billion share repurchase program.

The Board of Directors also declared a quarterly cash dividend on common stock at 1.14 dollars per share, payable on December 3, 2018 to shareholders of record on November 15, 2018.

"The latest share repurchase program and dividend reinforces our commitment to delivering strong returns to shareholders and reflects our confidence in our long-term performance," said Tom Linebarger, Cummins Chairman and Chief Executive Officer. "Cummins is demonstrating our ability to deliver strong returns, while continuing to invest in the future and helping our customers succeed by providing them with a broad portfolio of innovative power solutions.”

About Cummins
Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service a broad portfolio of power solutions. The company’s products range from diesel and natural gas engines to hybrid and electric platforms, as well as related technologies, including battery systems, fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana, (USA) Cummins currently employs approximately 58,600 people committed to powering a more prosperous world. Cummins serves customers in approximately 190 countries and territories through a network of approximately 500 company-owned and independent distributor locations and approximately 7,500 dealer locations. Cummins earned about $1 billion on sales of $20.4 billion in 2017. Press releases can be found on the Web at www.cummins.com. Follow Cummins on Twitter at www.twittter.com/cummins and on YouTube at www.youtube.com/cumminsinc.

Forward-looking disclosure statement
Information provided in this release that is not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our forecasts, guidance, preliminary results, expectations, hopes, beliefs and intentions on strategies regarding the future. These forward looking statements include, without limitation, statements relating to our plans and expectations for our revenues and EBITDA percentage for the full year of 2018. Our actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to: (i) a sustained slowdown or significant downturn in our markets; (ii) our truck manufacturing and OEM customers discontinuing outsourcing their engine needs; (iii) the development of new technologies; (iv) the discovery of any significant additional problems with our engine platforms or aftertreatment systems in North America; (v) performance or safety-related recalls; (vi) lower than anticipated market acceptance of our new or existing products or services; (vii) a slowdown in infrastructure development and/or depressed commodity prices; (viii) unpredictability in the adoption, implementation and enforcement of increasingly stringent emissions standards around the world; (ix) our reliance on significant earnings from investees that we do not directly control; (x) the adoption and impact of new tax legislation; (xi) potential security breaches or other disruptions to our information technology systems and data security; (xii) financial distress or a change-in-control of one of our large truck OEM customers; (xiii) our pursuit of strategic acquisitions and divestitures; and (xiv) other risks detailed from time to time in our Securities and Exchange Commission filings, particularly in the Risk Factors section of our 2017 Annual Report on Form 10-K. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://www.cummins.com in the Investor Relations section of our website.